SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2010

Nu Horizons Electronics Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-8798	11-2621097
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

70 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

(631) 396-5000
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 26, 2010, Nu Horizons Electronics Corp. (the “Company”) issued a press release announcing that it will hold a special meeting of its stockholders at 10:00 a.m., New York time, on Tuesday, December 7, 2010 at the Hilton Long Island/Huntington, 598 Broadhollow Road, Melville, New York 11747 for the purpose of considering a proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 19, 2010 between the Company, Arrow Electronics, Inc., a New York corporation (“Arrow”), and Neptune Acquisition Corporation, Inc., a Delaware corporation and direct wholly-owned subsidiary of Arrow (the “Merger Agreement”).  The Company’s stockholders of record as of the close of business on Monday, October 25, 2010 will be entitled to receive notice and to vote at the special meeting.  The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the special meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed merger between the Company and Arrow pursuant to the Merger Agreement, the Company intends to file with the Securities and Exchange Commission (“SEC”), a definitive proxy statement for the stockholders of the Company, and each of the Company and Arrow may file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the proxy statement, as well as other relevant documents containing important information about the Company and Arrow at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents when they become available by directing a request by mail or telephone to Nu Horizons Electronics Corp., 70 Maxess Road, Melville, New York 11747, Attention: Corporate Secretary, (631) 396-5000. Information about the Company’s directors and executive officers and other persons who may be participants in the solicitation of proxies from the Company’s stockholders is set forth in the Company’s preliminary proxy statement on Schedule 14A filed with the SEC on October 12, 2010 and will be contained in the definitive proxy statement on Schedule 14A when filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press release dated October 26, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Nu Horizons Electronics Corp.
(Registrant)

Date: October 26, 2010	By:	/s/ Kurt Freudenberg
	Name:	Kurt Freudenberg
	Title:	Chief Financial Officer